UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A1


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                                March 31, 1998
                Date of Report (Date of earliest event reported)


                              Community Banks, Inc.
             (Exact name of registrant as specified in its charter)





            Pennsylvania                      0-15786     23-2251762
          (State or other jurisdiction      (Commission  (IRS Employer
           of incorporation or organization) File Number) ID No.)




                      150 Market Street
                  Millersburg, Pennsylvania               17061
          (Address of principal executive offices)     (Zip Code)




                                 (717) 692-4781
             (registrant's telephone number, including area code)



                                 Not Applicable
             (Former name, former address and former fiscal year,
                         if changed since last report)













          Item 7.  Financial Statements and Exhibits.

                   (a)  Financial Statements:

                   Incorporated by reference is the financial information included in Form S-4, Registration No. 33-42941, dated December 22, 1997.

                   (b)  Pro Forma Financial Information

                   Incorporated by reference is the pro forma financial information included in Form S-4, Registration No. 33-42941, dated December 22, 1997.





































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                                   SIGNATURES



                   Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Community Banks, Inc.






          Date:  June 2, 1998           By:/S/   Terry L. Burrows
                                                 Terry L. Burrows
                                              Executive Vice President
                                              Chief Financial Officer